                                                                 Exhibit 10.56.3

                                                                  EXECUTION COPY

            AMENDMENT NO. 1, dated as of May 27, 1999 (this "Amendment"), to the Open-End Mortgage, Security Agreement and Assignment of Leases and Rents, dated as of March 18, 1999 (the "Mortgage"), by EME HOMER CITY GENERATION L.P., a Pennsylvania limited partnership (the "Mortgagor"), having its principal office at c/o Edison Mission Holdings Co., 18101 Von Karman Avenue, Suite 1700, Irvine, California, to UNITED STATES TRUST COMPANY OF NEW YORK, as collateral agent to the Secured Parties (as defined in the Credit Agreement referred to below) (in such capacity, the "Mortgagee"), having an address at 114 West 47th Street, 25th Floor, New York, New York 10036, Attn: Corporate Trust Division.

                              W I T N E S S E T H :

            A. The Mortgagor executed and delivered the Mortgage to the Mortgagee on March 18, 1999, and recorded such Mortgage on March 23, 1999, in Book 601, Page 341, in the Records Office of Indiana County, Pennsylvania.

            B. Pursuant to Section 8.2.1(e) of the Credit Agreement, dated as of March 18, 1999 (the "Credit Agreement"), among Edison Mission Holdings Co., a California corporation, the financial institutions from time to time parties thereto and Citicorp USA, Inc., as Administrative Agent, the Mortgagor intends to issue $300 million in aggregate principal amount of Senior Secured Bonds due 2019 and $530 million in aggregate principal amount of Senior Secured Bonds due 2026 (collectively the "Bonds"), the proceeds of which will be used, in part, to repay the $800 million outstanding aggregate principal amount of the 364-Day Term Loans (as defined in the Credit Agreement).

            C. The Mortgagor has requested and the Mortgagee has agreed that the maximum amount of the advances provided for in the Mortgage be increased by $30 million, from $1,100,000,000, to $1,130,000,000, in order to reflect the $30 million increase in the principal amount of Senior Debt (as defined in the Credit Agreement) caused by the issuance of the Bonds.

            NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt of which are hereby acknowledged, the parties hereto agree as follows:

            1. Amendment of Cover Page. The second caption on the cover page of the Mortgage is hereby amended by deleting the amount "$1,100,000,000.00" in the second line and substituting in lieu thereof "$1,130,000,000.00."

            IN WITNESS WHEREOF, this Amendment has been duly executed by the Mortgagor and the Mortgagee as of the day and year first above written.


ATTEST:                                EME HOMER CITY GENERATION L.P.,
                                       a Pennsylvania limited partnership

By: /s/ Michelle Johnson               By: MISSION ENERGY WESTSIDE, INC.,
    ------------------------------         a California corporation, its general
        Name: Michelle Johnson             partner
        Title: Assistant Secretary

                                           By: /s/ Steven D. Eisenberg
                                               ---------------------------------
                                                   Name: Steven D. Eisenberg
                                                   Title: Vice President

[corporate seal]


ATTEST:                                UNITED STATES TRUST COMPANY
                                       OF NEW YORK, as Mortgagee

By:                                    By:
   -------------------------------        --------------------------------------
        Name: Lisa A. Geary                    Name: Christopher J. Grell
        Title: Assistant Secretary             Title: Assistant Vice President

[corporate seal]

Acknowledged and Consented to by:


ATTEST:                                CITICORP USA, INC., as Administrative
                                       Agent


By: /s/                                By: /s/ Anita J. Brickell
   -------------------------------        --------------------------------------
        Name:                                  Name: Anita J. Brickell
        Title: Assistant Secretary             Title: Attorney-in-Fact

[corporate seal]


ATTEST:                                UNITED STATES TRUST COMPANY OF
                                       NEW YORK, as Trustee


By:                                    By:
   -------------------------------        --------------------------------------
        Name:                                  Name: Christopher J. Grell
        Title: [Assistant]                     Title: Assistant Vice President
                  [Secretary]
                  [Treasurer]

[corporate seal]